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                                                                Exhibit 24.1

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's Class A Common Shares, including shares of such stock to be sold by The Edward W. Scripps Trust and The Jack R. Howard Trust, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on May 20, 1998.

/s/ Lawrence A. Leser                         /s/ Nicholas B. Paumgarten
--------------------------------------        --------------------------------
Lawrence A. Leser                             Nicholas B. Paumgarten
Chairman of the Board and Director            Director

/s/ William R. Burleigh                       /s/ Paul K. Scripps
--------------------------------------        --------------------------------
William R. Burleigh                           Paul K. Scripps
President, Chief Executive Officer and        Director
Director (Principal Executive Officer)

/s/ Daniel J. Castellini                      /s/ Edward W. Scripps
--------------------------------------        --------------------------------
Daniel J. Castellini                          Edward W. Scripps
Senior Vice President/Finance and             Director
 Administration (Principal Financial
 and Accounting Officer)

/s/ Charles E. Scripps                        /s/ Ronald W. Tysoe
--------------------------------------        --------------------------------
Charles E. Scripps                            Ronald W. Tysoe
Chairman of the Executive Committee of        Director
 the Board of Directors and Director

/s/ John H. Burlingame                        /s/ Julie A. Wrigley
--------------------------------------        --------------------------------
John H. Burlingame                            Julie A. Wrigley
Director                                      Director

/s/ Daniel J. Meyer
--------------------------------------
Daniel J. Meyer
Director